LEWIS MECHANICAL & METALWORKS, INC.
                               INDUSTRIAL DIVISION
                 (A DIVISION OF LEWIS CONSTRUCTION CORPORATION)

                              FINANCIAL STATEMENTS

                         YEARS ENDED DECEMBER 31, 1999,
                                  1998 AND 1997

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
INDEPENDENT AUDITORS' REPORT
   ON FINANCIAL STATEMENTS................................................   3

FINANCIAL STATEMENTS

   Balance Sheets.........................................................   4

   Statements of Operations and Accumulated Deficit.......................   5

   Statements of Cash Flows...............................................   6

   Notes to Financial Statements.......................................... 7-9

                          Independent Auditors' Report
                          ----------------------------



To the Board of Directors
Lewis Mechanical & Metalworks, Inc.

We  have  audited  the  accompanying   balance  sheets  of  LEWIS  MECHANICAL  &
METALWORKS, INC. - INDUSTRIAL DIVISION (a division of Lewis Construction Corporation) as of December 31, 1999 and 1998, and the related statements of operations, retained earnings, and cash flows for the years ended December 31, 1999, 1998, and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lewis Mechanical & Metalworks, Inc. - Industrial Division as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years ended December 31, 1999, 1998, and 1997, in conformity with generally accepted accounting principles.




/s/Dance, Collins & Graham
--------------------------

Pocatello, Idaho


February 25, 2000
(except for Note 5, as to which
the date is October 5, 2000)

                       LEWIS MECHANICAL & METALWORKS, INC.
                               INDUSTRIAL DIVISION
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                     ASSETS

                                                      1999             1998
                                                   -----------      -----------
CURRENT ASSETS:
    Accounts receivable                            $ 1,871,199      $ 1,181,771
    Costs and estimated earnings in excess of
      billings on uncompleted contracts                  9,395           54,896
    Inventory                                           60,277                -
    Interdivision receivable                                 -          332,700
                                                   -----------      -----------

      Total current assets                           1,940,871        1,569,367
                                                   -----------      -----------

FIXED ASSETS:
    Building                                         3,062,080        1,267,756
    Equipment                                          280,460          201,580
                                                   -----------      -----------

                                                     3,342,540        1,469,336
    Accumulated depreciation and amortization         (335,881)        (200,251)
                                                   -----------      -----------

                                                     3,006,659        1,269,085
                                                   -----------      -----------

                                                   $ 4,947,530      $ 2,838,452
                                                   ===========      ===========

                                   LIABILITIES

CURRENT LIABILITIES:
    Current portion of long-term debt              $   165,336      $   101,773
    Billings in excess of costs and estimated
      earnings on uncompleted contracts              1,361,659        1,398,242
    Interdivision payable                            1,198,947                -
                                                   -----------      -----------

        Total current liabilities                    2,725,942        1,500,015
                                                   -----------      -----------

LONG-TERM DEBT                                       2,221,588        1,338,437
                                                   -----------      -----------

CONTINGENCIES                                                -                -
                                                   -----------      -----------

                                                   $ 4,947,530      $ 2,838,452
                                                   ===========      ===========

   The accompanying notes are an integral part of these financial statements.

                       LEWIS MECHANICAL & METALWORKS, INC.
                               INDUSTRIAL DIVISION
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                         1999           1998            1997
                                     ------------   ------------    -----------

REVENUES                             $ 13,732,898   $ 19,794,996    $ 1,007,572

COST OF GOODS SOLD                     11,518,563     13,624,559        875,784
                                     ------------   ------------    -----------

GROSS PROFIT                            2,214,335      6,170,437        131,788
                                     ------------   ------------    -----------

OPERATING AND ADMINISTRATIVE
  EXPENSES:
    Selling, general and
      administrative                      446,676        415,305         66,220
    Depreciation                           55,383         26,823          2,286
                                     ------------   ------------   ------------
                                          502,059        442,128         68,506
                                     ------------   ------------   ------------

LOSS FROM OPERATIONS                    1,712,276      5,728,309         63,282
                                     ------------   ------------   ------------

OTHER INCOME (EXPENSES):
    Other income                                -              -              -
    Interest expense, net of
      interest income                    (158,304)       (77,586)        (2,169)
                                     ------------   ------------   ------------
                                         (158,304)       (77,586)        (2,169)
                                     ------------   ------------   ------------

NET INCOME                              1,553,972      5,650,723         61,113

ADVANCES TO PARENT COMPANY             (1,553,972)    (5,650,723)       (61,113)
                                     ------------   ------------   ------------

RETAINED EARNINGS                    $          -   $          -   $          -
                                     ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                       LEWIS MECHANICAL & METALWORKS, INC.
                               INDUSTRIAL DIVISION
                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                              1999        1998         1997
                                          -----------  -----------  -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                              $ 1,553,972  $ 5,650,723  $    61,113
  Adjustments to reconcile net income to
    net cash provided by (used in)
    operating activities -
      Depreciation                            135,630      119,831       16,178
      (Increase) decrease in accounts
        receivable                           (689,428)      17,365   (1,199,136)
      (Increase) decrease in costs and
         estimated earnings in excess
         of billings on uncompleted
         contracts                             45,501      (32,849)     (22,047)
      (Increase) in inventory                 (60,277)           -            -
      Increase (decrease) in billings
         in excess of costs and
         estimated earnings on
         uncompleted contracts                (36,583)   1,156,587      241,655
                                          -----------  -----------  -----------

    Net cash used in operating activities     948,815    6,911,657     (902,237)
                                          -----------  -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of fixed assets                (1,873,204)    (139,651)  (1,329,685)
                                          -----------  -----------  -----------

    Net cash used in investing activities  (1,873,204)    (139,651)  (1,329,685)
                                          -----------  -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from issuance of
    long-term debt                            946,714    1,440,210            -
  Advances (to) from parent company           (22,325)  (8,212,216)   2,231,922
                                          -----------  -----------  -----------

    Net cash provided by (used in)
      financing activities                    924,389   (6,772,006)   2,231,922
                                          -----------  -----------  -----------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                  -            -            -

CASH AND CASH EQUIVALENTS,
  BEGINNING OF YEAR                                 -            -            -
                                          -----------  -----------  -----------

CASH AND CASH EQUIVALENTS,
  END OF YEAR                             $         -  $         -  $         -
                                          ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                       LEWIS MECHANICAL & METALWORKS, INC.
                               INDUSTRIAL DIVISION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998



(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Organization - Lewis Mechanical & Metalworks, Inc.- Industrial Division (the"Company") is a division of Lewis Mechanical & Metalworks, Inc. which in turn is a wholly owned subsidiary of Lewis Construction Corporation, a privately-held corporation based in Idaho. The Company performs industrial fabrication and installation.

      Revenue and Cost Recognition - Revenues from contracts are recognized on the percentage-of-completion method, which is determined by the percentage of total costs incurred to date to the estimated total cost for each contract.

      Contract costs include all direct material and labor costs. Selling and general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

      Depreciation - The Company's property and equipment are depreciated over their useful lives using the straight-line method.

      Income Taxes - Lewis Construction Corporation has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those proivisions, the company does not pay federal corporate income taxes on its taxable income, instead the stockholders are liable for federal and state income taxes on their respective shares of the company's taxable income. Therefore, these financial statements do not reflect any provision for income taxes.

      Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and contingent assets and liabilities disclosed in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates and such differences may be material to the financial statements.


(2)   CONTRACTS IN PROGRESS

      The following schedule summarizes information regarding construction contracts in progress as of December 31, 1999 and 1998:

                                                      1999             1998
                                                  ------------     ------------


         Expenditures on uncompleted contracts    $  5,240,204      $ 2,117,160
         Estimated earnings                          1,137,185          205,347
                                                  ------------      -----------

                                                     6,377,389        2,322,507
         Billings to date                           (7,729,653)      (3,665,853)
                                                  ------------      -----------

                                                  $ (1,352,264)     $(1,343,346)
                                                  ============      ===========

                                                      1999             1998
                                                  ------------      -----------
         Included in the accompanying
           balance sheets under the
           following captions:
             Costs and estimated earnings in
               excess of billings on
               uncompleted contracts              $     9,395       $    54,896
             Billings in excess of costs
               and estimated earnings on
               uncompleted contracts               (1,361,659)       (1,398,242)
                                                  -----------       -----------

                                                  $(1,352,264)      $(1,343,346)
                                                  ===========       ===========

(3)   NOTE PAYABLE

      The Division has a note payable to a financial institution, due in monthly installments of $13,778, plus interest, through June 2004. At that time, a balloon payment of the balance is due. The interest rate is the 30-day commercial paper rate plus 2.65%. At December 31, 1999, the interest rate was 7.95%. The note payable is secured by the building.


(4)   LEASES

      The Company leases equipment under noncancelable operating leases expiring in various years through 2005.

      Minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year as of December 31, 1999 for each of the next five years and in the aggregate are:

      Year ended December 31,
         2000                                                      $    424,536
         2001                                                           424,536
         2002                                                           424,536
         2003                                                           321,584
         2004                                                           270,108
                                                                   ------------

      Total minimum future rental payments                         $  1,865,300
                                                                   ============

      Certain operating leases provide for renewal, and/or purchase options. Generally, purchase options are at prices representing the expected fair market value of the property at the expiration of the lease term. Renewal options are for periods of one year at the rental rate specified in the lease.

       Rent expense for the fiscal years ended December 31, 1999, 1998, and 1997 was $424,536, $130,334, and $0 respectively.


(5)   SUBSEQUENT EVENTS

      On August 4, 2000, the Company's Industrial Division assets were purchased by NextPath Environmental Services, Inc. (NESI), a wholly owned subsidiary of NextPath Technologies, Inc. (NextPath), a Nevada corporation.

      The acquisition was accomplished for $1,675,000 in cash, the assumption of $2,400,000 in debt and $2,200,000 in equipment leases, and up to 2,439,025 shares of NextPath common stock based upon future performance of NESI over the next two years.